Subsequent events	6 Months Ended
Jun. 30, 2026
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
i)Acquisition of Stash Financial, Inc. ("Stash")
On July 1, 2026, the Group has completed the acquisition of 100% equity interest in Stash, a U.S. digital financial services company. The acquisition enables the Group to expand its financial services’ international footprint and product offerings.
On the date of closing, the Group has made payment for 50.1% equity interest comprising $78 million in cash and approximately 21 million GHL Class A ordinary shares. The payments for the remaining interest will be made at fair market value over three years post-closing subject to certain terms, in which they will be estimated based on the present value of the expected future payments discounted using risk-adjusted discount rate. The remaining payment will be settled in the form of cash, GHL Class A ordinary shares or a combination of both, in the sole discretion of the Group.
Details of the fair value of the total consideration transferred, assets acquired and liabilities assumed, revenue and profit contribution as well as the effects of the cash flows for the Group are not disclosed, as the accounting for this acquisition is still incomplete at the time these condensed consolidated interim financial statements have been authorized for issue.
ii)Share Repurchase Program
In August 2026, the Group announced the authorization of a share repurchase program, under which the Group may repurchase up to $750 million of the outstanding Class A ordinary shares.
iii)     Change in Board of Directors
As of July 6, 2026, the Board of Directors consisted of six members following the retirement of one of its members.